                                                                      Exhibit 32

    CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
    REQUIRED BY SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the  undersigned  officers of BNS  Holding,  Inc., a Delaware  corporation  (the
"Company"), does hereby certify, to such officer's knowledge, that:

      (1) The Annual Report on Form 10-KSB for the fiscal year ended October 31,
2006 (the "Form 10-KSB") of the Company fully complies with the  requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information  contained in the Form 10-KSB fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

      Date: January 29, 2007

                                    /s/ Michael Warren
                                    -------------------------------------------
                                    Michael Warren
                                    Chief Executive and Chief Financial Officer

      The foregoing  certification is being furnished solely pursuant to Section
906 of the  Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18,  United  States  Code) and is not being filed as part of the Form 10-KSB or as a separate  disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934.

      A signed  original of this written  statement  required by Section 906 has been provided to BNS Holding, Inc. and will be retained by BNS Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.